HUBER MID CAP VALUE FUND
Investor Class (HUMDX)
Institutional Class (HUMEX)

(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated October 24, 2024 to the
Summary Prospectus dated February 28, 2024

Based on the recommendation of Huber Capital Management, LLC (the “Adviser”), the Board of Trustees of the Trust approved revisions to the Fund’s Prospectus disclosure to modify the market capitalization range for portfolio securities and remove disclosure pertaining to stocks with high cash dividends or payout yields relative to the market.

Accordingly, the following disclosure is hereby revised:

The first paragraph under the sub-section titled “Principal Investment Strategies” on page 2 of the Fund’s Summary Prospectus is deleted and replaced with the following:

Principal Investment Strategies
The Mid Cap Value Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized capitalization U.S. companies (“mid cap companies”) whose stocks are considered by the Adviser to be undervalued. The Adviser currently considers mid cap companies to be those with a market capitalization range between $100 million and $90 billion at the time of purchase. While the Mid Cap Value Fund is diversified, the Fund may hold a higher concentration in certain issuers.

Please retain this Supplement with your Summary Prospectus.